UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 12, 2024

Gyre Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51173	56-2020050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12770 High Bluff Drive Suite 150 San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 567-7770

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GYRE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On June 12, 2024, Gyre Therapeutics, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”).  As of the close of business on April 18, 2024, the record date for the Annual Meeting, there were 85,466,672 shares of common stock entitled to vote at the meeting.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to extend the exculpation provisions contained therein to certain officers and make certain other changes (the “Amendment”).

On June 14, 2024, the Company filed a Certificate of Amendment (the “Certificate of Amendment”) to the Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the Amendment, which became effective immediately upon such filing.

The foregoing description of the Certificate of Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, each of the Company’s director nominees was elected and the other proposals voted on were approved.  The proposals are described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 29, 2024.  The final voting results are set forth below.

Proposal 1: Election of Directors

The following Class III director nominees were elected to serve until the 2027 Annual Meeting of Stockholders based upon the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
• Thomas Eastling	68,900,969	211,021	331,358
• Renate Parry, Ph.D.	69,107,060	4,930	331,358
• Rodney Nussbaum	69,107,047	4,943	331,358

Proposal 2: Non-Binding Advisory Vote on Executive Compensation

The compensation of the Company’s named executive officers was approved, on a non-binding, advisory basis, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
69,101,285	7,487	3,218	331,358

Proposal 3: Ratification of Independent Auditor

The appointment of Grant Thornton Zhitong Certified Public Accountants LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024 was ratified as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
69,435,580	7,601	167	0

Proposal 4: Approval of the Amendment to the Certificate of Incorporation

An amendment of the Company’s Certificate of Incorporation to extend the exculpation provisions contained therein to certain officers and make certain other changes was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
68,971,890	136,936	3,164	331,358

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished herewith:

Exhibit Number	Exhibit Title or Description

3.1	Certificate of Amendment to the Fourth Amended and Restated Certificate of Incorporation of Gyre Therapeutics, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GYRE THERAPEUTICS, INC.

Date: June 17, 2024	By:	/s/ Han Ying, Ph.D.
	Name:	Han Ying, Ph.D.
	Title:	Chief Executive Officer